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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     January 14, 1998


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                               33-49850,
                          33-54462, 33-57988, 33-64244,
  United States                                                51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

In accordance with Section 2.07 of the MBNA Master Credit Card Trust Pooling and Servicing Agreement, $392,365,805.79 of Principal Receivables were removed from MBNA Master Credit Card Trust and reassigned to MBNA America Bank, National Association on December 16, 1997. The amount of Investor Certificates remained unchanged at $4,295,833,333.28

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended December 31, 1997.

     20.2. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended December 31, 1997.

     20.3. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended December 31, 1997.

     20.4. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1997.

     20.5. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1997.

     20.6. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1997.

     20.7. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended December 31, 1997.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended December 31, 1997.

     99.2. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended December 31, 1997.

     99.3. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended December 31, 1997.

     99.4. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1997.

     99.5. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1997.

     99.6. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1997.

     99.7. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended December 31, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     January 14, 1998


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
                                   ----------------------------------
                                Name:       Marguerite M. Boylan
                                Title:      First Vice President